Exhibit 10.7

FIFTH AMENDMENT TO
EXECUTIVE EMPLOYMENT AGREEMENT

THIS FIFTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Fifth Amendment”) is made effective as of the 1st day of January, 2009, by and between OLD LINE BANK, a Maryland-chartered commercial bank (the “Bank” or “Employer”) and JOSEPH BURNETT (the “Employee”).  This Fifth Amendment amends in certain respects that certain Executive Employment Agreement dated March 31, 2003, between the Bank and Employee, as amended by that certain First Amendment to Executive Employment Agreement dated December 31, 2004, the Second Amendment to Employment Agreement dated as of December 30, 2005, the Third Amendment to Employment Agreement dated as of January 1, 2007, and the Fourth Amendment to Employment Agreement dated as of January 1, 2008 (collectively the “Original Agreement”).

1.           Capitalized Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Original Agreement.

2.           Amendments.  The Original Agreement is hereby amended by deleting the first sentence of Section 3(A) in its entirety and replacing said section with the following:

“The Employee’s salary under this Agreement shall be $172,300 per annum, payable on a bi-weekly basis.”

All of the provisions of the Original Agreement are incorporated herein by reference and shall remain and continue in full force and effect as amended by this Fifth Amendment.

3.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be considered an original for all purposes but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed this Fifth Amendment, under seal, as of January 31, 2009, effective as of January 1, 2009.

WITNESS/ATTEST:	OLD LINE BANK.

/s/ Christine M. Rush	By: /s/ Charles A. Bongar, Jr.	(SEAL)
Name: Charles A. Bongar, Jr.
Title: Chairman of Compensation Committee

WITNESS:

/s/ Christine M. Rush	/s/ Joseph Burnett	(SEAL)
JOSEPH BURNETT